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                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

         Amendment No. 1, dated as of June 21, 2000 ("Amendment") to the Amended and Restated Employment Agreement dated as of June 1, 1997 (the "Agreement") among Snapple Beverage Corp., Mistic Brands, Inc., and Ernest J. Cavallo (the "Executive").

         The parties hereto agree as follows:

         1. Article I, Section 1(a) of the Agreement is hereby amended by deleting the third sentence thereof and inserting in lieu thereof the following:

                  "During the term of Employment, the Executive shall also serve as President and Chief Operating Officer of Mistic as well as President and Chief Operating Officer of TBHC and in such additional offices or capacities of the Company and/or its affiliates to which the Executive may be elected or appointed from time to time with the consent of the Executive, which consent shall not be unreasonably withheld."

         2. Article I, Section 1(b) of the Agreement is hereby amended by removing all references to TBHC.

         3. Article II, Section 3(b)(ii) of the Agreement is hereby amended by removing all references to "Royal Crown".

         4. Except as amended above, the provisions of the Agreement are hereby confirmed and shall remain in full force and effect.

         5. The Executive hereby waives any and all rights that the Executive may have under the Agreement arising out of the failure of the Executive to serve as President and Chief Operating Officer of Royal Crown Company, Inc. at any time prior to the date hereof.

         6. This Amendment shall have effect as and from June 21, 2000.

         7. This Amendment shall take effect and be construed and enforced in accordance with the laws of the State of New York, excluding any such laws which direct the application of the laws of some other forum.




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         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the 21st day of June, 2000.


                                               /s/ Ernest J. Cavallo
                                               ---------------------------------
                                               Ernest J. Cavallo


                                               SNAPPLE BEVERAGE CORP.


                                               By:    /s/ Michael Weinstein
                                                      --------------------------
                                               Name:  Michael Weinstein
                                               Title: Chief Executive Officer


                                               MISTIC BRANDS, INC.


                                               By:    /s/ Michael Weinstein
                                                      --------------------------
                                               Name:  Michael Weinstein
                                               Title: Chief Executive Officer


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